Series Fund - NSAR Semi-annual Filing
4/30/2001

77A
Is the Registrant filing any of the following attachments with the current filing of Form N-SAR?

Y
77B
Accountant's report on internal control

77C
Submission of matters to a vote of security holders
Y
77D
Policies with respect to security investments
Y
77E
Legal Proceedings
N
77F
Changes in security for debt

77G
Defaults and Arrears on Senior Securities

77H
Changes in Control of Registrant
Y
77I
Terms of New or Amended securities
Y
77J
Revaluation of assets or restatement of capital share account

77K
Changes in Registrant's certifying account

77L
Changes in accounting principles and practices

77M
Mergers
N
77N
Actions to be reported pursuant to Rule 2a-7

77O
Transactions effected pursuant to Rule 10f-3

77P
Information required to be filed with the registrant's periodic reports pursuant to existing exemptive orders

N
77Q1
Exhibits


(a)	copies of material amendments to charter or by-laws
Y

(b)	copies of text of any proposal described in 77D
[leave blank]

(c)	copies of amendments described in 77G


(d)	copies of constituent instruments in 77J


(e)	copies of any new/amended investment advisory contracts

Y

(f)	letters from registrant & Auditors pursuant to 77K/77L


(g)	mergers
[leave blank]
77Q2


77Q3









Screens 41 & 42 are to be filed only once each year, at end of Registrant's/Series' fiscal year.

80
Fidelity bond(s) in effect at the end of the period:


A) Insurer name: Gulf Insurance Company


B) Second insurer: __________________________________


C) Aggregate face amount of coverage for Registrant/Series on all bonds on which it is named as an insured. (000's omitted)

81
A) Is the bond part of a joint fidelity bond(s) shared with other investment companies, or entities? (Y or N)


B) If answer to 81A is "Y" (Yes), how many other investment companies, or other entities are covered by the bond? (Count each series as a separate investment company.)

82
A) Does the mandatory coverage of the fidelity bond have a deductible? (Y or N)


B) If the answer to 82A is "Y" (Yes), what is the amount of the deductible? ($000's omitted)

83
A) Were any claims with respect to this Registrant/Series filed under the bond during the period? (Y or N)


B) If the answer to 83A is "Y" (Yes), what was the total amount of such claims? ($000's omitted)

84
A) Were any losses incurred with respect to this Registrant/
Series that could have been filed as a claim under the fidelity bond but were not? (Y or N)


B) If the answer to 84A is "Y" (Yes), what was the total amount of such losses? ($000's omitted)

85
A) Are Registrant's/Series' officers and directors covered as officers and directors of Registrant/Series under any errors and omissions insurance policy owned by the Registrant/Series or anyone else? (Y or N)


B)Were any claims filed under such policy during the period with respect to the Registrant/Series? (Y or N)





Sub-Item 77C - Submission of Matters to a Vote of Security
Holders		Y

1.(a)	A special meeting was held on November 22, 2000.

(b)	The following Directors were elected:

J. Scott Fox
John Y. Kim*
Albert E. DePrince, Jr.
Sidney Koch
Maria T. Fighetti
Corine T. Norgaard
David Grove
Richard G. Scheide

*John Y. Kim resigned from his position as Director of the Fund effective January 31, 2001.

 (c)	The matter voted upon at the special meeting was to
1) consider the election of 8 Directors to serve until their successors are elected and qualified; 2) approve new advisory agreements; 3) approve a new subadvisory agreement on behalf of Aetna Technology VP; and 4) to ratify the selection of KPMG LLP as independent auditors for the Funds for the fiscal year ended December 31, 2001.

(1)	To consider and vote on the election of 8 Board members
to serve until their successors are elected and qualified:

		J. Scott Fox

Number of affirmative votes: 	665,155,544.070
Number of negative votes:	30,294,599.577


				  Albert E. DePrince, Jr.

Number of affirmative votes: 	665,801,646.031
Number of negative votes:	29,648,497.616


					Maria T. Fighetti

Number of affirmative votes: 	665,253,666.363
Number of negative votes:	30,196,477.284


	   				David Grove

Number of affirmative votes: 	664,423,023.927
Number of negative votes:	31,027,119.720


					John Y. Kim

Number of affirmative votes: 	665,132,506.289
Number of negative votes:	30,317,637.358





			Sidney Koch

Number of affirmative votes: 	665,214,274.612
Number of negative votes:	30,235,869.035


			  Corine T. Norgaard

Number of affirmative votes: 	665,042,440.336
Number of negative votes:	30,407,703.311


			   Richard G. Scheide

Number of affirmative votes: 	664,918,022.470
Number of negative votes:	30,532,121.177


(2)	to approve a new Investment Advisory Agreement between
the Fund, on behalf of Aetna Ascent Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes: 	3,040,183.797
Number of negative votes:	7,957.148
Number of abstaining votes:	52,506.978

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Balanced Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes: 	4,919,897.559
Number of negative votes:	61,222.789
Number of abstaining votes:	187,775.135

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Bond Fund, and Aeltus Investment Management, Inc.:

Number of affirmative votes: 	2,585,617.914
Number of negative votes:	57,090.519
Number of abstaining votes:	304,038.376

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Crossroads Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes: 	4,622,133.780
Number of negative votes:	5,394.003
Number of abstaining votes:	36,038.268



to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Government Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes: 	1,545,161.092
Number of negative votes:	1,896.933
Number of abstaining votes:	19,655.434

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Growth Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes: 	9,990,611.684
Number of negative votes:	406,027.364
Number of abstaining votes:	266,374.615


to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Growth and Income Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes: 	24,584,289.535
Number of negative votes:	1,119,059.287
Number of abstaining votes:	240,504.124

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Index Plus Large Cap Fund, and Aeltus Investment Management, Inc.:

Number of affirmative votes:	14,070,280.780
Number of negative votes:	201,163.227
Number of abstaining votes:	181,807.393

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Index Plus Mid Cap Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	671,246.941
Number of negative votes:	2,040.546
Number of abstaining votes:	73,853.481

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Index Plus Small Cap Fund, and Aeltus Investment Management, Inc.:

Number of affirmative votes:	542,941.032
Number of negative votes:	22,977.099
Number of abstaining votes:	17,656.122






to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna International Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	5,456,492.103
Number of negative votes:	72,231.152
Number of abstaining votes:	42,138.187

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Legacy Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	2,412,517.698
Number of negative votes:	36,256.582
Number of abstaining votes:	98,512.389

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Money Market Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	232,872,094.460
Number of negative votes:	7,931,557.620
Number of abstaining votes:	25,257,258.610

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Principal Protection Fund I, and Aeltus Investment Management, Inc.:

Number of affirmative votes:	11,458,194.388
Number of negative votes:	138,321.322
Number of abstaining votes:	169,225.553

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Principal Protection Fund II, and Aeltus Investment Management, Inc.:

Number of affirmative votes:	9,078,228.464
Number of negative votes:	66,206.989
Number of abstaining votes:	178,884.941

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Principal Protection Fund III, and Aeltus
Investment Management, Inc.:

Number of affirmative votes:	7,335,286.790
Number of negative votes:	53,660.817
Number of abstaining votes:	115,334.626

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Principal Protection Fund IV, and Aeltus
Investment Management, Inc.:

Number of affirmative votes:	4,856,925.656
Number of negative votes:	49,345.050
Number of abstaining votes:	61,950.471

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Small Company Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	11,178,058.524
Number of negative votes:	138,138.114
Number of abstaining votes:	55,358.359

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Technology Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	1,108,484.237
Number of negative votes:	3,113.087
Number of abstaining votes:	8,421.869

to approve a new Investment Advisory Agreement between the Fund, on behalf of Aetna Value Opportunity Fund, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	625,604.952
Number of negative votes:	175.540
Number of abstaining votes:	1,189.342

to approve a new Investment Advisory Agreement between the Fund, on behalf of Brokerage Cash Reserves, and Aeltus Investment
Management, Inc.:

Number of affirmative votes:	301,049,148.186
Number of negative votes:	2,103,743.230
Number of abstaining votes:	1,600,681.384

(3) to approve a new Subadvisory Agreement among Aetna Technology
Fund, Aeltus and Elijah Asset Management, LLC:

Number of affirmative votes:	1,107,744.714
Number of negative votes:	4,729.386
Number of abstaining votes:	7,545.093

(4) to ratify the selection of KPMG LLP as independent auditors for the fiscal year ending October 31, 2001:

Number of affirmative votes:	659,811,649.469
Number of negative votes:	8,334,236.352
Number of abstaining votes:	27,304,257.826



Sub-Item 77D - Policies with Respect to Security
Investments                 Y

	Aetna Small Company Fund amended its investment strategy to include investment, to a limited extent, in foreign stocks.

Aetna Balanced Fund amended its investment strategy to include investment in money market instruments and stocks and debt securities of foreign issuers.

Aetna Growth and Income Fund amended its investment strategy to include investment stocks of foreign issuers.

Aetna Bond Fund amended its investment strategy to include investment in zero coupon securities.

Aetna Money Market Fund amended its investment strategy to include mortgage-related securities.


Sub-Item 77H - Changes in control of registrant	Y

(a) On December 13, 2000, Aetna Inc., the former indirect parent company of Aetna Life Insurance and Annuity Company ("ALIAC"), sold its financial services and international businesses, including ALIAC, to ING Groep N.V. (ING).

As of December 29, 2000, ALIAC, and its affiliates, had the following interest in the series of the Registrant through direct ownership or through one of ALIAC's separate accounts:



% Aetna

Class I
Class A
Class B
Class C
Aetna Balanced Fund
27.53%



Aetna Bond Fund
46.51%



Aetna Government Fund
70.34%
0.13%


Aetna Growth Fund
15.05%



Aetna Growth and Income Fund
15.24%



Aetna Index Plus Large Cap Fund
40.03%



Aetna Index Plus Mid Cap Fund

0.98%


Aetna Index Plus Small Cap Fund
96.40%
2.85%


Aetna International Fund
6.88%



Aetna Money Market Fund
48.39%



Aetna Small Company Fund
27.22%



Aetna Value Opportunity Fund

1.45%

24.45%
Aetna Ascent Fund
79.10%



Aetna Crossroads Fund
76.53%

75.46%

Aetna Legacy Fund
68.04%

91.62%



(b)  See 77H (a).



Sub-Item 77I - Terms of New or Amended Securities	Y

1)		On December 13, 2000, the directors of the
Registrant approved an amendment to the Fund's By-Laws. The amendment replaced the requirement that the Board of Directors set a record date, for the determination of shareholders entitled to vote at a shareholder meeting or shareholders entitled to receive payment of any dividend, not more than 60 days prior to the date on which the meeting or particular action requiring such determination of shareholders is to be held or taken. That requirement was replaced with the authority to establish a record date not more than 90 days prior to the meeting date on which the meeting or action requiring such determination of shareholders is to be held or taken.

2) Pursuant to Article Second of the Articles Supplementary for Aetna Series Fund, Inc. ("Corporation"), effective April 4, 2001, the Board of Directors designated and classified two billion four hundred fifty million (2,450,000,000) shares of stock of the Corporation as a new "Class O" of each series as follows:



Class of Series
Number of Shares Allocated
Aetna Money Market Fund
Class O
1,000,000,000
Aetna Bond Fund
Class O
100,000,000
Aetna Balanced Fund
Class O
100,000,000
Aetna Growth and Income Fund
Class O
100,000,000
Aetna International Fund
Class O
200,000,000
Aetna Government Fund
Class O
100,000,000
Aetna Small Company Fund
Class O
100,000,000
Aetna Growth Fund
Class O
100,000,000
Aetna Ascent Fund
Class O
50,000,000
Aetna Crossroads Fund
Class O
50,000,000
Aetna Legacy Fund
Class O
50,000,000
Aetna Index Plus Large Cap Fund
Class O
100,000,000
Aetna Index Plus Mid Cap Fund
Class O
100,000,000
Aetna Index Plus Small Cap Fund
Class O
100,000,000
Aetna Technology Fund
Class O
100,000,000
Aetna Value Opportunity Fund
Class O
100,000,000

The new series has the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights, and terms and conditions of redemption as set forth in paragraphs Seventh and Eighth of , and elsewhere in, and shall be subject to all provisions of, the Articles of Amendment and Restatement of the Corporation.

Sub-Item 77Q1 - Exhibits	Y

(a) 1. Articles of Amendment (April 4, 2001) is attached herewith:


AETNA SERIES FUND, INC

ARTICLES SUPPLEMENTARY

	AETNA SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 and having its principal office in the State of Maryland in Baltimore City, Maryland
(hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Board of Directors, at its meeting held on April 4, 2001, by resolutions, did designate and classify two billion four hundred fifty million (2,450,000,000) shares of capital stock of the Corporation as a new "Class O" of each Series ("Series") as follows:


Name of Series
Name of Class
of Series

Number of Shares Allocated

Aetna Money Market Fund
Class O
1,000,000,000

Aetna Bond Fund
Class O
100,000,000

Aetna Balanced Fund
Class O
100,000,000

Aetna Growth and Income Fund
Class O
100,000,000

Aetna International Fund
Class O
200,000,000

Aetna Government Fund
Class O
100,000,000

Aetna Small Company Fund
Class O
100,000,000

Aetna Growth Fund
Class O
100,000,000

Aetna Ascent Fund
Class O
50,000,000

Aetna Crossroads Fund
Class O
50,000,000

Aetna Legacy Fund
Class O
50,000,000

Aetna Index Plus Large Cap Fund
Class O
100,000,000

Aetna Index Plus Mid Cap Fund
Class O
100,000,000

Aetna Index Plus Small Cap Fund
Class O
100,000,000

Aetna Technology Fund
Class O
100,000,000

Aetna Value Opportunity Fund
Class O
100,000,000

	SECOND: The shares of such Series designated and classified in paragraph FIRST of these Articles Supplementary, shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights, and terms and conditions of redemption as set forth in paragraphs SEVENTH and EIGHTH of, and elsewhere in, and shall be subject to all provisions of, the Articles of Amendment and Restatement of the Corporation.

	THIRD: The shares of the Corporation classified pursuant to paragraph FIRST of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the charter of the Corporation.

	FOURTH: Immediately prior to the effectiveness of these Articles Supplementary, the Corporation had the authority to issue fifteen billion (15,000,000,000) shares of capital stock with a par value of $0.001 per share and with an aggregate par value of fifteen million ($15,000,000), of which the Board of Directors had designated and classified twelve billion, four hundred million (12,400,000,000) shares as follows:

Name of Series
Name of Class of Series
Number of  Shares Allocated
AETNA MONEY MARKET FUND
	Class I
	Class A
Class B
Class C

1,000,000,000
1,000,000,000
1,000,000,000
1,000,000,000
AETNA BOND FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA BALANCED FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA GROWTH AND INCOME FUND

	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA INTERNATIONAL FUND
	Class I
	Class A
Class B
Class C

	200,000,000
	200,000,000
	200,000,000
	200,000,000
AETNA GOVERNMENT FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA SMALL COMPANY FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA GROWTH FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000

AETNA ASCENT FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA CROSSROADS FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA LEGACY FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA INDEX PLUS LARGE CAP FUND

	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA INDEX PLUS MID CAP FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA INDEX PLUS SMALL CAP FUND

	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA VALUE OPPORTUNITY FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA TECHNOLOGY FUND
	Class I
	Class A
Class B
Class C

	100,000,000
	100,000,000
	100,000,000
	100,000,000
AETNA PRINCIPAL PROTECTION FUND I
Class A
Class B
	100,000,000
	100,000,000

AETNA PRINCIPAL PROTECTION FUND II
Class A
Class B
	100,000,000
	100,000,000

AETNA PRINCIPAL PROTECTION FUND III
Class A
Class B
	100,000,000
	100,000,000

AETNA PRINCIPAL PROTECTION FUND IV
Class A
Class B
	100,000,000
	100,000,000

AETNA INDEX PLUS PROTECTION FUND

Class A
Class B
	100,000,000
	100,000,000
BROKERAGE CASH RESERVES

	1,000,000,000

	FIFTH: Immediately following the effectiveness of these Articles Supplementary, the Corporation will have authority to issue fifteen billion (15,000,000,000) shares of capital stock with a par value of $0.001 per share and with an aggregate par value of fifteen million dollars ($15,000,000) of which the Board of Directors has designated and classified fourteen billion eight hundred fifty million (14,850,000,000) shares as set forth in paragraphs FIRST and FOURTH of these Articles Supplementary and of which one hundred fifty million (150,000,000) shares remain unclassified.

IN WITNESS WHEREOF, Aetna Series Fund, Inc. has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	AETNA SERIES FUND, INC.


/s/ Michael J. Gioffre		/s/ J. Scott Fox
Michael J. Gioffre		J. Scott Fox
Secretary		President

Date:
April     , 2001

CORPORATE SEAL


(a) 2. Amended and Restated Bylaws:
Incorporated herein by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on December 15, 2000.


(e) 	Investment Advisory Agreements:
	Incorporated herein by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on February 28, 2001.

Subadvisory Agreement:
Incorporated herein by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on February 28, 2001.
3

3ELV1137.DOC